UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2017

ITUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 484-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2017, ITUS Corporation (“we,” “us,” “our,” or the “Company”) closed its recently announced public offering of common stock for gross proceeds of approximately $3.6 million.  The offering was a shelf takedown off of our registration statement on Form S-3 (File No. 333-206782) and was conducted pursuant to a placement agency agreement (the “Agreement”) between us and Dawson James Securities, Inc., the sole placement agent on a best-efforts basis with respect to the offering (the “Placement Agent”), that was entered into on May 11, 2017. We sold 3,425,376 shares of common stock in the offering at a purchase price of $1.05 per share. The material terms of the offering are described in a prospectus supplement which was filed by us with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on May 15, 2017.  The Agreement contains customary representations, warranties and agreements of us and the Placement Agent. We also agreed in the Agreement to indemnify the Placement Agent against certain liabilities.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

A copy of the opinion of Ellenoff Grossman & Schole LLP relating to the legality of the securities offered by us is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.             Description

5.1       Opinion of Ellenoff Grossman & Schole LLP

10.1     Placement Agency Agreement, dated May 11, 2017, between ITUS Corporation and Dawson James Securities, Inc.

23.1     Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2017

ITUS CORPORATION

By:	/s/ Robert A. Berman
Name: Robert A. Berman
Title: President and Chief Executive Officer

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